

SYNERGY
RESOURCES CORPORATION

Exploring the Denver-Julesburg Basin

Corporate Presentation

December 2012

NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the Company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Executives & Board Members

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Management has owned/operated 300+ D-J Basin Wells over last 30+ Years

Edward Holloway
President & CEO

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Co-Founder, Cache Exploration Inc.
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Member of Denver-Julesburg Petroleum Association
- Past President of Colorado Oil and Gas Association – 1990

William Scaff, Jr.
Vice President, Director

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Dresser Industries Area Manager and Total Petroleum Regional Manager
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Trustee of Colorado/Wyoming Petroleum Marketers Association

Frank Jennings
Chief Financial Officer

- 20+ years of accounting and finance experience
- Experience in oil and gas drilling, services, exploration and production
- Joined Synergy full time in March 2011
- Five years as CFO of Gold Resource Corporation (NYSE Amex: GORO)
- 10 years as CPA with PriceWaterhouseCoopers in Houston
- Four years as audit manager with The Walt Disney Companies
- MBA from Indiana University

George Seward
Board of Directors

- George Seward was appointed as a Director in July 2010.
- Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- Significant oil and natural gas experience
- Spearheaded leasing effort in Nebraska for SYRG.

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Stock Price *(11/29/12)*	*$3.75*
52 Week High/Low	*$4.74–$2.40*
Shares Outstanding	*51.4M*
Public Float	*40.1M*
Warrants Outstanding	*14.9 M*
Options Outstanding	*4.8 M*
Avg. Daily Vol. *(3 mo.)*	*203,318*
Market Capitalization	*$193.8 M*
Institutional Holdings	*26%*
Insider Holdings, est.	*22%*
Total Capital Raised *(net)*	*$76.1 M*
Founded	*2008*
Fiscal Year End	*August 31*

Revenue *(ttm)*	*$25.0 M*
Net Income *Avl. to Common (ttm)*	*$12.6M*
EPS *(ttm)*	*$0.25*
Cash & STI *(mrq)*	*$ 19.3 M*
Total Assets *(mrq)*	*$120.7 M*
Long Term Debt *(mrq)*	*$3.0 M*
Current Borrowing Capacity	*$47.0 M*



Revenue & Adjusted EBITDA
($ Millions)



Revenues
Adjusted EBITDA
$2.2M
-$0.1M
$10.0 M
$6.3M
$25.0 M
$18.2M
FY 2010
FY2011
FY2012

Sources: Capital IQ, SEC, and Company estimates
ttm = trailing twelve months; mrq = most recent quarter; STI= short term investments

Operational Highlights

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Rapidly Growing Production	For the year ended August 31, 2012, average daily BOE production increased 154% compared to 2011.
Concentration in Wattenberg Field	High concentration of acreage with over 400 net Wattenberg low-risk drilling locations on 20 acre spacing.
Permits	50 permits completed, approved or in process, including 9 horizontal Niobrara wells and 3 horizontal Codell wells. All permits will be valid for two years.
Horizontal Drilling Potential	140+ net potential horizontal wells in the Niobrara & Codell formations on existing Wattenberg acreage. 150+ net potential horizontal wells in the Greenhorn & Niobrara formations in the Northern D-J Basin acreage.
Acreage Expansion	226,948 gross acres (191,168 net) Average Cost Per Acre: $114 net
Operations	Interests in 222 gross wells (171 net) of which Synergy operates 169

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- **Efficient use of capital**
- **Low drilling & completion costs**
- **Rapid return on investment**
- **Significant upside potential:** Multiple pay zones and horizontal wells targeting the Niobrara, Codell & Greenhorn formations
- **High success rate:** 99% of wells in Wattenberg Field have been completed
- **Liquid-rich natural gas**: High BTU content
- **Low lifting costs:** $2.72 per BOE
- **F&D costs:** $13.88 per BOE
- **Long life production and reserves:** 30+ years
- **Takeaway capacity:** Expanding in Rocky Mountain Region







Large Producers in the Wattenberg & D-J Basin Affirm Potential

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Anadarko Petroleum (NYSE:APC)
Market Cap $36.7B

- Believes the play has net resources potential of 500 million to 1.5 billion BOE
- Reported 1,200 – 2,700 future drilling locations with EURs of 300,000-600,000 per well
- Expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin

Noble Energy (NYSE:NBL)
Market Cap $17.4B

- Holds ~400,000 net acres in the Wattenberg
- Owns 95+ horizontal wells producing from the Niobrara.
- Drilled approximately 80 horizontal wells in 2011
- Targeting 8-10 wells to be completed per month in 2012
- Plans 12-15 extended-reach laterals in 2012

PDC Energy (Nasdaq:PDCE)
Market Cap $1.0B

- Operates 1,786 gross wells in the Wattenberg
- 70%+ of project inventory in the Wattenberg Field
- Sees 366 horizontal opportunities in the field.
- Drilled 17 horizontal Niobrara wells in 2011; looks to drill 27 in 2012

Bonanza Creek Energy (NYSE:BCEI)
Market Cap $942.5M

- Estimates 215 horizontal Niobrara drilling locations on ~29,000 net acres within the Greater Wattenberg Field
- Experiencing 24 hour IP rates of ~900 BOEPD and 30-day rates of 837 BOEPD
- Pursuing an "aggressive" 24 well program in the Wattenberg in 2012

Bill Barrett Corp. (NYSE:BBG)
Market Cap $825.5M

- 283 gross drilling locations and two active rigs in the D-J Basin as of Q4 2011
- Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin.
- Plans to drill 20-25 horizontal Niobrara wells in 2012

Carrizo (NASDAQ:CRZO)
Market Cap $835.8M

- 61,500 acres in the Niobrara formation
- Mid-year proved reserves in the Niobrara of 2.4M BOE
- Drilled and brought 24 Niobrara horizontal wells to production, 3 wells waiting completion
- 2012 CAPEX budget of $60 million in the Niobrara

Marathon Oil (NYSE:MRO)
Market Cap $21.7B

- Marubeni Corp. paid $270 million for a 30% working interest in Marathon's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre

> *"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."*
>
> - John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

Source: Company Presentations and Earnings Calls, Market values as Nov 29, 2012

Our Leased Acreage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- All of our vertical wells are in the oil and high-liquids portion of the Wattenberg Field (Codell/Niobrara/J-Sand formations)
- Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations



Northern D-J Basin
13,247 net (high liquids)
Chase County, NE
48,321 net (oily)
Hayes County, NE
40,674 net (oily)
Dundy County, NE
23,751 net (oily)
Wattenberg Field, CO
14,164 net (high liquids)
Yuma & Washington Counties, CO
46,059 net (dry gas)
Hitchcock County, NE
2,492 net (oily)
Wyoming
Nebraska
Colorado
Kansas
Weld
Morgan
Logan
Sedgwick
Washington
Adams
Yuma
Douglas
Elbert
Lincoln
Perkins
Chase
Dundy
Kimball
Laramie

Wattenberg and Extended Area Activity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



EOG Resources
JAKE 2-01 H Well
Niobrara B Bench
HEREFORD
WATTENBERG
EXTENTION
NE COLORADO
Synergy
14,164 Acres
CORE
WATTENBERG
GREELEY
HIGH
GOR
AREA
Synergy
13,247 Acres
Morgan
10 mi
Layer: Production
Histogram By: Operator
anadarko inc
noble energy inc
pdc energy inc
eog resources inc
encana oil & gas (usa) inc
bonanza creek energy operating company llc
chesapeake operating inc
carrizo oil & gas inc
whiting oil and gas corporation
Synergy resources inc

128+ Vertical Wells Drilled

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- TK Farms Wells- Sec.36, T7N, R66W- 5 wells producing
- Northridge Wells- Sec.4, T5N, R66W- 6 wells producing
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells producing
- Meyer Wells- Sec.21, T5N, R66W- 7 wells producing
- State Wells- Sec.16, T4N, R67W- 8 wells producing
- M&T Farm Wells- Sec.10, T6N, R65W- 6 wells producing
- Pratt Wells- Sec.29, T1N, R68W- 14 wells producing
- Margil Wells- Sec.3, T3N, R68W- 11 wells producing
- Cletcher Wells- Sec.20, T4N, R68W- 3 wells producing
- Haythorn Wells- Sec.36, T7N, R66W- 5 wells producing
- Leffler Wells- Sec. 26, T7N, R66W- 4 wells producing
- Klein Wells- Sec. 8, T4N, R67W – 6 wells producing
- Hilfer Wells- Sec. 8, T4N, R67W – 2 wells producing
- Aims / Greeley CC Wells- Sec. 10&11, T5N, R66W – 9 wells producing


Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO
N
WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

- Margil SE Wells-Sec.34, T4N, R68W – 7 wells producing
- Coyle Wells-Sec.34, T4N, R68W – 8 wells producing
- Airport Wells – Sec.35, 6N-65W – 2 wells producing
- Olson Wells – Sec.3, NE4, 3N-68W, 5 wells producing
- Avex 10 Wells – Sec.10, NE4, 4N-68W, 6 wells drilled, being completed
- Avex 2 Wells – Sec.2, NW4, 4N68W – 5 wells drilled
- Avex 35 Wells – Sec.35, SE4, 5N-68W, 5 wells drilled
- Pratt 2 Wells – Sec.2, SW4, 4N-68W, 2 of 6 wells drilled

Vertical Well Strategy - Wattenberg

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



Production Per Zone Per Vertical Well*
Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
Year 1
Year 2
Year 3
Year 4
J-Sand
Codell
Niobrara
Comingled
Well becomes candidate for refrac after comingled production declines



SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, we believe we can maximize the BOE's per well, with potential ultimate recovery estimated at 120,000 BOEs per well (with refracs)

*Example is shown for illustrative purposes only and does not represent actual results.

Horizontal & Directional Drilling Expands Opportunity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Advent of pad drilling & new technologies has led to:
  - Improved drilling efficiencies
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Allows for multiple wells from one site targeting the J Sand, Greenhorn, Codell, and Niobrara formations
- Initially targeting the Niobrara B bench, with potential from the Niobrara A & C benches
- Participated as a non-operator in five horizontal wells in fiscal 2012
- Plans to drill horizontal wells as an operator in second half of fiscal 2013

Matrix of Spacing / Potential Recovery of Oil



Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 115,238 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases (10 years)
- Apache views this as an extension of their horizontal oil play
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) recently acquired 580,000 net acres in Nebraska & Kansas



Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
40,674 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County,
NE 2,492 net (oily)

Multiple Stacked Play



Type Log
Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian Lime

Mississippian Lime Play Moving North

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG


S. Dakota
Powder River Basin
Wyoming
Kennedy Basin
Chadron dome
Siouxana Arch
Iowa
Nebraska
Banner
Laramie
Kimball
Cheyenne
Deuel
Sedgwick
Logan
Phillips
Weld
Colorado Mineral Belt
Cambridge Arch
North Platte Arch
Central Kansas Basin
Forest City Basin
Minden Arch
Chase
Hayes
Hitchcock
Frontier
Red Willow
Dundy
Morgan
Missouri
Richardson
Pennsylvanian Play
Central Kansas Uplift
Washington
Yuma
Salina Basin
DJ Basin
Colorado
Hugoton Embayment
Nemaha Uplift
Las Animas Arch
Kansas
Mississippian Lime Play
Cherokee Basin
Oklahoma
New Mexico
Texas
50mi

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0M
Oil
NGL
Gas
1Q Nov-10
2Q Feb-11
3Q May-11
4Q Aug-11
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
Revenue Mix
(MRQ)
Oil 89%
NGL 5%
Gas 6%

Average Sales Price per Quarter

	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011	1Q Nov 2011	2Q Feb 2012	3Q May 2012	4Q Aug 2012
Oil (Bbls)	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03	$92.33	$91.21	$82.89
Gas (Mcf)	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23	$2.09	$1.95	$1.50
NGL Premium (per Mcf)	NGLs represented with "Gas" until 2Q Feb 2012						$2.00	$1.67	$1.32

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG


Total 1P PV-10
$148.8 Million
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
PDP
PDNP
PUD
78% of PV-10 value is currently oil weighted
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
PV-10 Reserve Report

BOE & Oil Reserve Growth

- Total reserves exceed 10 million BOEs
- Oil reserves have grown greater than 5X in the last two years
  - Growth in oil reserves will provide a catalyst for revenue growth today
- Gas reserves have grown greater than 7X in the last two years
  - Growth in gas reserves provides upside when prices rebound from currently depressed levels


Oil Reserve Growth
Barrels of Oil
6M
5M
4M
3M
2M
1M
0M
8/31/2010
8/31/2011
8/31/2012
PDP
PDNP
PUD


Gas Reserve Growth
Cubic Feet of Gas
40 B
35 B
30 B
25 B
20 B
15 B
10 B
5 B
0 B
8/31/2010
8/31/2011
8/31/2012
PDP
PDNP
PUD

2013 CAPEX Budget

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total CAPEX Budget of $82 million
  - $17 million to drill 4 new horizontal wells as operator
  - $15 million to drill 25 new vertical wells as operator
  - $14 million to participate as a non-operator to drill ~10 horizontal and 8 vertical wells
  - $1 million for existing well recompletions
  - $5 million for land leasing and acquisitions
  - $30 million cash for potential acquisition of Orr Energy*
- CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings

**Excludes $12 million in common stock as a portion of the closing price for Orr Energy*

Orr Energy Acquisition Details

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 36 producing wells in the Wattenberg field for $42 million
  - $30 million in cash, $12 million in stock
- Wells producing at average rate of 360 BOE/D net
- Also includes 3,196 net acres:
  - 2,191 net acres located in the core Wattenberg field, with potential to drill:
    - 75 new vertical wells on 20 acre spacing
    - 55 Codell / Niobrara horizontal wells on 80 acre spacing
  - 1,005 net acres Northeast of the Wattenberg in Grover, CO
    - Can utilize existing seismic to establish FY2013 drill plan
- Closing expected early December 2012

Key Takeaways

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Synergy is pursing a well-defined plan for creating shareholder value:

- Continue to expand acreage footprint through leases and acquisitions
- Implement aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leverage management's extensive experience and expertise in the basin
- Participate with major producers in the horizontal Niobrara
- Drill and operate horizontal wells in fiscal year 2013





Revenues
Adj. EBITDA
$25.0M
$18.2M
$10.0M
$6.3M
$2.2M
-$0.1M
FY 2010
FY2011
FY2012

Appendix

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Firm	Analyst
C.K. Cooper & Co.	Joel Musante, CFA
Global Hunter Securities	John Malone, Ph.D.
GVC Capital	Michael Shonstrom
Johnson Rice & Co.	Welles Fitzpatrick
MLV & Co.	Kim Pacanovsky, Ph.D.
Northland Capital Markets	Reed Anderson
Sidoti & Co.	TBD
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.

Capitalization

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Shares Outstanding: 51.4 million
- Warrants Outstanding:

  1.0 mm @ $10, Exp: 12/31/12
  4.1 mm @ $6, Exp: 12/31/12
  9.0 mm @ $6; Exp: 12/31/14
  0.8 mm @ Avg $1.62, Exp: 12/31/14

- Options Outstanding:

  2.0 mm @ $1, Exp: 06/11/13
  2.0 mm @ $10, Exp: 06/11/13
  0.8 mm of Employee Options

- Current Public Float: ~78%
- Management and Insider Ownership: ~22%
- Institutional Ownership: ~ 26%

Board of Directors

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway

- Synergy Resources President & CEO
- Director since June 2008
- 30+ years of Oil and Gas Executive Leadership
- Co-Founder of Cache Exploration & Petroleum Management

William Scaff, Jr.

- Synergy Resources Executive Vice President
- Director since June 2008
- 30+ years of Oil & Gas Executive Leadership
- Co-Founder of Petroleum Management

George Seward

- Director since July 2010
- Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million
- Significant oil and gas experience

Raymond McElhaney

- Independent director since May 2005
- Co-Founded & current president of MCM Capital Management
- Former Founder and President of Spartan Petroleum and Exploration

Bill Conrad

- Independent director since May 2005
- Former President of Wyoming Oil & Gas
- Involved in the oil & gas industry for over 20 years

Rick Wilber

- Independent director since June 2008
- President of Lynn's Hallmark Cards
- Private Investor and Consultant to numerous start up and early stage companies

R.W. "Bud" Noffsinger, III

- Independent director since September 2009
- President &CEO of RWN3
- Former Chief Credit Officer for First Western Trust Bank